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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
              ----------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)

                      CHASE MANHATTAN GRANTOR TRUST 1996-A
                      ------------------------------------
                      (Issuer with respect to Certificates)

          New York                       33-99544                13-4994650
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

                270 Park Avenue, New York, New York           10017
                ----------------------------------------      ----------
                (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000
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Item 5. Other Events:

      Chase Manhattan Grantor Trust 1996-A is the issuer of a single class of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of February 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

      On February 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

            Exhibits          Description
            --------          ---------------

            20.1 Monthly Statement to Certificateholders with respect to the February 15, 2000 distribution.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 1999

                                    THE CHASE MANHATTAN BANK,
                                    as Servicer


                                    By: /s/ Jeffrey D. Hammer
                                    ---------------------------
                                    Name:  Jeffrey D. Hammer
                                    Title: Vice President
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                                      INDEX TO EXHIBITS

Exhibit No.                           Description
-----------                           -----------
20.1                                  Statement to Certificateholders dated
                                      2/15/2000 delivered pursuant to Section
                                      5.7 of the Pooling and Servicing Agreement dated as of February 1, 1996.